UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21487

HELIOS STRATEGIC INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

JOHN J. FEENEY, JR., PRESIDENT

HELIOS STRATEGIC INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Item 1.	Reports to Shareholders.

IN PROFILE

Brookfield Investment Management Inc. (formerly, Hyperion Brookfield Asset Management, Inc.) is a registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm has approximately $24 billion of assets under management as of October 31, 2009. Brookfield Investment Management Inc. is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $90 billion of assets under management as of September 30, 2009.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Semi-Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the six months ended September 30, 2009.

Over the last six months, the repositioning of the Funds’ portfolios was largely completed, including a significant increase in exposure to corporate high yield bonds and the elimination of exposure to asset-backed securities (“ABS”) and collateralized debt obligations (“CDOs”). Amid an environment of re-opening credit markets and improved economic prospects, particularly in the U.S., we believe the Funds’ portfolios have been appropriately repositioned.

Additionally, during the six months the Funds fell below the continued listing requirements of the New York Stock Exchange (“NYSE”). Therefore, in August 2009, the Funds’ Board of Directors approved a reverse stock split and the Funds are now in compliance with the continued listing requirements.

This report provides information on each Fund’s performance during the six months ended September 30, 2009. The report also provides an overview of market conditions and a discussion of factors affecting the investment performance of each Fund, together with each Fund’s unaudited financial statements and portfolio of investments as of September 30, 2009.

We would also like to take this opportunity to advise you that as of October 1, 2009, the Funds’ investment advisor Hyperion Brookfield Asset Management, Inc. changed its name to Brookfield Investment Management Inc.

Please visit us at www.brookfieldim.com for more information about these and other funds available to you. We are fully committed to working towards our goal of creating stockholder value over the long term. Thank you for your support.

Sincerely,

John J. Feeney, Jr.

President

2009 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. (formerly known as RMK Advantage Income Fund, Inc.) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2009, compared with the Fund’s current and former Index.

Helios Advantage Income Fund, Inc. (NYSE: HAV)	3 Months	6 Months	9 Months	Since 7/31/2008
Fund — Net asset value return	12.93%	23.51%	29.34%	(19.81)%
Fund — Total return, including distributions*	5.79%	36.18%	61.84%	(24.15)%
Barclays Capital U.S. Corporate High Yield Index[1]	14.22%	40.57%	48.98%	12.98%
Barclays Capital Ba U.S. High Yield Index[2]	11.09%	27.92%	39.46%	15.72%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Based on the NYSE closing price of $6.35 on September 30, 2009, the Fund’s shares have a dividend yield of 11.34%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

For the three months ended September 30, 2009, the high yield market produced one of its strongest returns on record. For the third quarter of 2009, the market rallied 14.5% as spreads narrowed from 1,074 basis points to just over 775 basis points. Relief that the U.S. economy was likely to avoid a 1930s-type ‘great depression’ and sustained evidence of a market bottom buoyed investor confidence.

Perhaps most notably, the market’s newfound optimism led to a re-opening of the primary debt market. As typically happens, debt was initially raised by better quality and better known companies. However, by the end of the period, lower-rated and lesser-known issuers were accepted. Furthermore, innovative deal structures emerged, created by Wall Street to allow highly-leveraged companies to access capital markets. As access to capital improves, credit risk diminishes because refinancing risk is lessened. This reduction in risk may fuel a further narrowing of market spreads in the months ahead. Despite the recent tightening, spreads remain wide as compared to the typical mid-cycle levels of approximately 500 basis points.

As investor risk appetite returned, buyers snapped up lower-tier issues which significantly outperformed better quality names. According to the Merrill Lynch U.S. High Yield BB Index, during the third quarter, upper-tier BB rated securities rose 11.2% while the lower-tier CCC-rated securities soared by 26.3%, according to the Merrill Lynch U.S. High Yield CCC and Lower Index. According to Credit Suisse4, bonds priced at less than 80 at the beginning of the year were up 113.3%, compared to bonds priced at greater than 80, which were up 26.3%.

As expected, the level of defaults has risen in 2009; however the pace of defaults declined during the third quarter. According to JP Morgan3, as of September 30, 2009, 8.8% of the high yield market had defaulted in the prior 12 months, which was still lower than the prior cycle peak of 9.8% in January 2002 and unchanged from July 2009. JP Morgan estimates that the default rate in 2009 will be 9%, and that it will decline to 4% in 2010, reflecting the re-opening of the new issue market. JP Morgan notes that Moody’s estimates for 2010 are similar.

Investors showed distinct preferences for certain industries this year with large gains in Broadcast, Financials and Retail which were up 151%, 77% and 73%, respectively as of September 30, 2009. These industries were viewed as attractive due to above market spreads, indicating above-average risk, or a revival of investor confidence, as in the case of Financials. Typically, the Financial sector represents an insignificant portion of the high yield market. However, automotive captive finance companies, such as Ford Motor Credit, as well as a growing number of ‘fallen angel’ bank and insurance companies are part of this category. Underperforming sectors included Utilities, Aerospace and Wireline Telecommunications which were up 23%, 27% and 33%, respectively. These industries are considered lower-risk/lower growth, and therefore were not viewed as attractive as investors sought out higher-risk/higher beta holdings.

The supply and demand balance in the high yield market was positive over the period. The new issue market is now decidedly open and both top and mid-tier issuers are able to access the capital markets. While additional supply would typically be viewed as a negative, in the prevailing environment it was viewed as a positive. Access to the debt markets reduced overall credit risk as issuers had the prospect of re-financing maturing bonds once again. Money continued to flow into high yield mutual funds and most new issues were well over-subscribed and traded to a premium in after-market trading. Issuance from CCC-rated companies began to occur, reflecting investors’ increased risk appetite.

During the last six months, the repositioning of the Fund that began upon taking over management was largely completed. As the high yield market recovered, many of Fund’s holdings generated significant capital appreciation. Some of the best performers were Sungard Data Systems, US Steel and TRW Automotive. Sungard Data Systems and TRW Automotive benefitted from the reopening of credit markets. US Steel rebounded as the prospect of a severe recession diminished. Importantly, our analysis indicated that each company retained balance sheet flexibility to withstand anticipated short-term weakness in the economy.

Detractors included SeaMetric and Mid Country. Mid Country is a private equity holding that was sold as part of the repositioning of the Fund. SeaMetric is a development stage energy service company in need of additional capital to complete its planned projects and we are monitoring their situation.

2009 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

We continue to hold a positive view of the high yield market despite the record returns and narrowing in yield spreads. While defaults still may rise modestly over the remainder of the 2009 calendar year, we believe they are unlikely to exceed typical cyclical peak levels of around 10%. Despite recent narrowing, yield spreads remain wider than average at a time when investors are increasingly anticipating economic growth in 2010. We are encouraged by the re-opening of credit and equity markets and note that access to capital meaningfully reduces credit risk. We continue to believe that current yield spreads more than adequately compensate investors for the likely risks that lay ahead and investors may continue to benefit as markets return to normal.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

There is no assurance that Helios Advantage Income Fund, Inc. currently holds these securities. Holdings are subject to change without notice.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

3 According to JP Morgan’s High Yield Market Monitor and JP Morgan’s Default Monitor, as of September 30, 2009.

4 According to Credit Suisse publication “High Yield Index and Western European High Yield Index Performance” dated October 1, 2009. The returns shown are year to date as of September 30, 2009.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	11.34%

Weighted average coupon	9.94%

Average effective maturity	6.82 years

Percentage of leveraged assets	25.61%

Total number of holdings	93

CREDIT QUALITY

A and Above[2]	2%

BBB	11%

BB	41%

B	33%

CCC	10%

D	2%

Unrated	1%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	6%

High Yield Corporate Bonds	88%

Common Stocks	4%

Short-term Investments	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by September 30, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INVESTMENT GRADE CORPORATE BONDS – 7.9%
Consumer Non-Cyclical – 2.9%
CVS Caremark Corp.	5.75%	06/01/17	$1,000	$1,070,505
McKesson Corp.	5.25	03/01/13	250	264,292

Total Consumer Non-Cyclical (Cost – $1,196,055)				1,334,797

Industrials – 1.1%
Allied Waste North America Inc. [2] (Cost – $491,505)	6.88	06/01/17	500	528,089

Telecommunications – 3.9%
Qwest Corp. [2]	6.88	09/15/33	1,225	992,250
Rogers Communications Inc.	6.80	08/15/18	750	841,692

Total Telecommunications (Cost – $1,655,962)				1,833,942

Total INVESTMENT GRADE CORPORATE BONDS (Cost $3,343,522)				3,696,828

HIGH YIELD CORPORATE BONDS – 116.6%
Basic Industry – 17.0%
AK Steel Corp [2]	7.75	06/15/12	1,250	1,254,687
Arch Western Finance LLC [2]	6.75	07/01/13	900	885,375
Buckeye Technologies Inc.	8.50	10/01/13	500	512,500
Domtar Corp. [2]	10.75	06/01/17	600	672,000
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	900	957,375
Georgia-Pacific Corp	8.13	05/15/11	400	415,000
Steel Dynamics Inc. [2]	6.75	04/01/15	1,000	957,500
US Steel Corp. 2	7.00	02/01/18	1,400	1,344,521
Verso Paper Holdings LLC/ Verso Paper Inc. [3,4]	11.50	07/01/14	250	256,250
Westlake Chemical Corp. 2	6.63	01/15/16	750	705,000

Total Basic Industry (Cost $7,082,524)				7,960,208

Capital Goods – 12.0%
Alliant Techsystems Inc. [2]	6.75	04/01/16	900	868,500
CNH America LLC [2]	7.25	01/15/16	500	478,750
Crown Americas LLC [2]	7.75	11/15/15	275	279,812
Crown Cork & Seal Company Inc.	8.00	04/15/23	475	451,250
L-3 Communications Corp. 2	6.13	01/15/14	1,000	1,007,500
Mueller Water Products Inc.	7.38	06/01/17	900	784,125
Owens-Illinois Inc.	7.80	05/15/18	575	576,438
Terex Corp. [2]	7.38	01/15/14	950	940,500
Terex Corp	8.00	11/15/17	250	229,375

Total Capital Goods (Cost $5,531,436)				5,616,250

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 22.3%
ACE Hardware Corp. [2,3,4]	9.13%	06/01/16	$500	$522,500
Collective Brands Inc.	8.25	08/01/13	250	245,000
Couche-Tard U.S. LP	7.50	12/15/13	1,000	1,011,250
Ford Motor Credit Co.	7.00	10/01/13	575	539,703
GameStop Corp. [2]	8.00	10/01/12	1,000	1,032,500
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [3,4]	11.25	06/01/17	600	616,500
KAR Holdings Inc.	10.00	05/01/15	525	527,625
Levi Strauss & Co.	9.75	01/15/15	900	936,000
Limited Brands Inc. [3,4]	8.50	06/15/19	300	313,839
MGM Mirage Inc.	8.38	02/01/11	725	670,625
Motors Liquidation Co. [1]	7.13	07/15/13	250	38,125
MTR Gaming Group Inc. [3,4]	12.63	07/15/14	365	355,875
Phillips-Van Heusen Corp. [2]	7.25	02/15/11	800	805,000
Rite Aid Corp.	8.63	03/01/15	975	793,406
Tenneco Inc.	8.63	11/15/14	600	562,500
The Neiman Marcus Group Inc. [7]	9.00	10/15/15	950	812,250
TRW Automotive Inc. [3,4]	7.25	03/15/17	750	660,000

Total Consumer Cyclical (Cost $9,593,826)				10,442,698

Consumer Non-Cyclical – 10.3%
ACCO Brands Corp. [3,4]	10.63	03/15/15	250	261,250
Church & Dwight Company Inc. [2]	6.00	12/15/12	800	818,000
Constellation Brands Inc. [2]	7.25	05/15/17	1,050	1,044,750
Delhaize Group	6.50	06/15/17	750	816,252
Jarden Corp.	7.50	05/01/17	1,000	972,500
Stater Brothers Holdings	8.13	06/15/12	425	427,125
SUPERVALU Inc.	7.50	05/15/12	500	516,250

Total Consumer Non-Cyclical (Cost $4,543,165)				4,856,127

Energy – 16.7%
Chesapeake Energy Corp. [2].	6.88	01/15/16	1,150	1,089,625
El Paso Corp [2]	6.88	06/15/14	500	490,000
Frontier Oil Corp. [2]	6.63	10/01/11	800	800,000
Newfield Exploration Co 2	6.63	09/01/14	500	491,250
Pioneer Natural Resource [2]	6.65	03/15/17	500	475,813
Quicksilver Resources Inc.	11.75	01/01/16	450	496,125
Range Resources Corp. [2]	7.50	05/15/16	500	500,000
SeaMetric International AS 3,4,5,8,9	11.63	05/25/12	1,700	340,000
SESI LLC	6.88	06/01/14	600	573,000
Southwestern Energy Co. [2]	7.50	02/01/18	550	555,500
Whiting Petroleum Corp.	7.25	05/01/13	1,000	997,500
Williams Companies Inc. [3,4]	6.38	10/01/10	1,000	1,026,619

Total Energy (Cost $8,822,407)				7,835,432

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Industrials – 1.1%
Solo Cup Co. [3,4] (Cost – $502,574)	10.50%	11/01/13	$500	$530,000

Media – 5.4%
Charter Communications Operating LLC [3,4,6]	10.38	04/30/14	1,400	1,428,000
Mediacom Broadband LLC	8.50	10/15/15	1,075	1,085,750

Total Media (Cost $2,309,435)				2,513,750

Services Cyclical – 11.1%
AMC Entertainment Inc.	8.75	06/01/19	875	903,437
ARAMARK Corp.	8.50	02/01/15	900	907,875
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	531,250
Iron Mountain Inc [2]	8.75	07/15/18	700	728,000
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	520,000
Seneca Gaming Corp.	7.25	05/01/12	500	462,500
United Rentals North America Inc.	6.50	02/15/12	1,150	1,152,875

Total Services Cyclical (Cost $4,934,546)				5,205,937

Services Non-Cyclical – 3.6%
HCA Inc. [2]	9.25	11/15/16	700	723,625
Service Corp. International	6.75	04/01/16	1,000	980,000

Total Services Non-Cyclical (Cost $1,539,247)				1,703,625

Technology & Electronics – 3.5%
Flextronics International Limited [2]	6.25	11/15/14	583	561,137
Sungard Data Systems Inc.	10.25	08/15/15	1,050	1,071,000

Total Technology & Electronics (Cost – $1,490,932)				1,632,137

Telecommunications – 13.6%
American Tower Corp. [2]	7.00	10/15/17	1,250	1,281,250
Centennial Communications Corp/Cellular Operating Co., LLC	8.13	02/01/14	500	507,500
Cincinnati Bell Inc.	8.38	01/15/14	425	427,125
CSC Holdings Inc. [2,3,4]	8.50	04/15/14	800	840,000
Frontier Communications Corp. [2]	6.25	01/15/13	900	882,000
Lamar Media Corp.	6.63	08/15/15	900	837,000
PAETEC Holding Corp.	9.50	07/15/15	500	453,750
Windstream Corp [2]	7.00	03/15/19	1,250	1,168,750

Total Telecommunications (Cost $6,151,389)				6,397,375

Total HIGH YIELD CORPORATE BONDS (Cost $52,501,481)				54,693,539

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

			Shares	Value (Note 2)

COMMON STOCKS – 5.0%
Consumer Products – 0.9%
B&G Foods Inc.			6,785	$110,392
The Coca-Cola Co.			6,250	335,625

Total Consumer Products (Cost $384,023)				446,017

Energy – 0.8%
Southern Union Co. (Cost $264,235)			17,850	371,102

Industrials – 1.1%
General Electric Co.			21,500	353,030
United States Steel Corp.			4,000	177,480

Total Industrials (Cost $477,910)				530,510

Telecommunications – 2.2%
AT&T Inc.			11,250	303,863
Frontier Communications Corp.			19,400	146,276
Qwest Communications International Inc.			31,900	121,539
Verizon Communications Inc.			9,350	283,025
Windstream Corp.			16,750	169,678

Total Telecommunications (Cost $1,098,284)				1,024,381

Total COMMON STOCKS (Cost $2,224,452)				2,372,010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

SHORT TERM INVESTMENT – 3.3%
State Street Euro Dollar Time Deposit (Cost $1,551,871)	0.01%	10/01/09	$1,552	$1,551,871

Total Investments – 132.8% (Cost $59,621,326)				62,314,248
Liabilities in Excess of Other Assets – (32.8)%				(15,405,662)

NET ASSETS – 100.0%				$46,908,586

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. (formerly known as RMK High Income Fund, Inc.) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody's Investors Service, Inc., BB+ or lower by Standard & Poor's Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund's investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2009, compared with the Fund’s current and former Index.

Helios High Income Fund, Inc. (NYSE: HIH)	3 Months	6 Months	9 Months	Since 7/31/2008
Fund — Net asset value return	12.29%	23.65%	31.27%	(18.06)%
Fund — Total return, including distributions*	6.42%	40.49%	54.67%	(24.08)%
Barclays Capital U.S. Corporate High Yield Index[1]	14.22%	40.57%	48.98%	12.98%
Barclays Capital Ba U.S. High Yield Index[2]	11.09%	27.92%	39.46%	15.72%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Based on the NYSE closing price of $6.49 on September 30, 2009, the Fund’s shares have a dividend yield of 11.09%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

For the three months ended September 30, 2009, the high yield market produced one of its strongest returns on record. For the third quarter of 2009, the market rallied 14.5% as spreads narrowed from 1,074 basis points to just over 775 basis points. Relief that the U.S. economy was likely to avoid a 1930s-type ‘great depression’ and sustained evidence of a market bottom buoyed investor confidence.

Perhaps most notably, the market’s newfound optimism led to a re-opening of the primary debt market. As typically happens, debt was initially raised by better quality and better known companies. However, by the end of the period, lower-rated and lesser-known issuers were accepted. Furthermore, innovative deal structures emerged, created by Wall Street to allow highly-leveraged companies to access capital markets. As access to capital improves, credit risk diminishes because refinancing risk is lessened. This reduction in risk may fuel a further narrowing of market spreads in the months ahead. Despite the recent tightening, spreads remain wide as compared to the typical mid-cycle levels of approximately 500 basis points.

As investor risk appetite returned, buyers snapped up lower-tier issues which significantly outperformed better quality names. According to the Merrill Lynch U.S. High Yield BB Index, during the third quarter, upper-tier BB rated securities rose 11.2% while the lower-tier CCC-rated securities soared by 26.3%, according to the Merrill Lynch U.S. High Yield CCC and Lower Index. According to Credit Suisse4, bonds priced at less than 80 at the beginning of the year were up 113.3%, compared to bonds priced at greater than 80, which were up 26.3%.

As expected, the level of defaults has risen in 2009; however the pace of defaults declined during the third quarter. According to JP Morgan3, as of September 30, 2009, 8.8% of the high yield market had defaulted in the prior 12 months, which was still lower than the prior cycle peak of 9.8% in January 2002 and unchanged from July 2009. JP Morgan estimates that the default rate in 2009 will be 9%, and that it will decline to 4% in 2010, reflecting the re-opening of the new issue market. JP Morgan notes that Moody’s estimates for 2010 are similar.

Investors showed distinct preferences for certain industries this year with large gains in Broadcast, Financials and Retail which were up 151%, 77% and 73%, respectively as of September 30, 2009. These industries were viewed as attractive due to above market spreads, indicating above-average risk, or a revival of investor confidence, as in the case of Financials. Typically, the Financial sector represents an insignificant portion of the high yield market. However, automotive captive finance companies, such as Ford Motor Credit, as well as a growing number of ‘fallen angel’ bank and insurance companies are part of this category. Underperforming sectors included Utilities, Aerospace and Wireline Telecommunications which were up 23%, 27% and 33%, respectively. These industries are considered lower-risk/lower growth, and therefore were not viewed as attractive as investors sought out higher-risk/higher beta holdings.

The supply and demand balance in the high yield market was positive over the period. The new issue market is now decidedly open and both top and mid-tier issuers are able to access the capital markets. While additional supply would typically be viewed as a negative, in the prevailing environment it was viewed as a positive. Access to the debt markets reduced overall credit risk as issuers had the prospect of re-financing maturing bonds once again. Money continued to flow into high yield mutual funds and most new issues were well over-subscribed and traded to a premium in after-market trading. Issuance from CCC-rated companies began to occur, reflecting investors’ increased risk appetite.

During the last six months, the repositioning of the Fund that began upon taking over management was largely completed. As the high yield market recovered, many of Fund’s holdings generated significant capital appreciation. Among the best performers were Sungard Data Systems, US Steel and TRW Automotive. Sungard Data Systems and TRW Automotive benefitted from the reopening of credit markets. US Steel rebounded as the prospects of a severe recession diminished. Importantly, our analysis indicated that each company retained balance sheet flexibility to withstand anticipated short-term weakness in the economy.

Detractors included, SASC 2003-BC1 and Mid Country. Both are bonds which were sold as part of the portfolio’s repositioning.

We continue to hold a positive view of the high yield market despite the record returns and narrowing in yield spreads. While defaults still may rise modestly over the remainder of the 2009 calendar year, we believe they are

2009 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

unlikely to exceed typical cyclical peak levels of around 10%. Despite recent narrowing, yield spreads remain wider than average at a time when investors are increasingly anticipating economic growth in 2010. We are encouraged by the re-opening of credit and equity markets and note that access to capital meaningfully reduces credit risk. We continue to believe that current yield spreads more than adequately compensate investors for the likely risks that lay ahead and investors may continue to benefit as markets return to normal.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

There is no assurance that Helios High Income Fund, Inc. currently holds these securities. Holdings are subject to change without notice.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

3 According to JP Morgan’s High Yield Market Monitor and JP Morgan’s Default Monitor, as of September 30, 2009.

4 According to Credit Suisse publication “High Yield Index and Western European High Yield Index Performance” dated October 1, 2009. The returns shown are year to date as of September 30, 2009.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	11.09%

Weighted average coupon	9.88%

Average effective maturity	6.75 years

Percentage of leveraged assets	24.49%

Total number of holdings	90

CREDIT QUALITY

A and Above[2]	3%

BBB	7%

BB	41%

B	36%

CCC	11%

D	2%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	90%

Common Stocks	3%

Short-term Investments	3%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by the September 30, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INVESTMENT GRADE CORPORATE BONDS – 5.0%
Consumer Non-Cyclical – 1.5%
CVS Caremark Corp. (Cost – $506,548)	5.75%	06/01/17	$500	$535,252

Industrials – 1.5%
Allied Waste North America Inc. [2] (Cost – $491,505)	6.88	06/01/17	500	528,088

Telecommunications – 2.0%
Qwest Corp. [2] (Cost – $624,716)	6.88	09/15/33	875	708,750

Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,622,769)				1,772,090

HIGH YIELD CORPORATE BONDS – 118.5%
Basic Industry – 17.5%
AK Steel Corp [2]	7.75	06/15/12	900	903,375
Arch Western Finance LLC [2]	6.75	07/01/13	750	737,812
Buckeye Technologies Inc.	8.50	10/01/13	500	512,500
Domtar Corp. [2]	10.75	06/01/17	450	504,000
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	750	797,813
Georgia-Pacific Corp.	8.13	05/15/11	300	311,250
Steel Dynamics Inc. [2]	6.75	04/01/15	500	478,750
US Steel Corp. [2]	7.00	02/01/18	1,000	960,372
Verso Paper Holdings LLC/Verso Paper Inc. [3,4]	11.50	07/01/14	350	358,750
Westlake Chemical Corp. [2]	6.63	01/15/16	625	587,500

Total Basic Industry (Cost $5,507,095)				6,152,122

Capital Goods – 12.3%
Alliant Techsystems Inc. [2]	6.75	04/01/16	750	723,750
CNH America LLC [2]	7.25	01/15/16	750	718,125
Crown Americas LLC [2]	7.75	11/15/15	200	203,500
Crown Cork & Seal Company Inc.	8.00	04/15/23	250	237,500
L-3 Communications Corp. [2]	6.13	01/15/14	500	503,750
Mueller Water Products Inc.	7.38	06/01/17	675	588,094
Owens-Illinois Inc.	7.80	05/15/18	425	426,063
Terex Corp. [2]	7.38	01/15/14	675	668,250
Terex Corp.	8.00	11/15/17	250	229,375

Total Capital Goods (Cost $4,241,737)				4,298,407

Consumer Cyclical – 21.4%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	522,500
Collective Brands Inc.	8.25	08/01/13	250	245,000
Couche-Tard U.S. LP	7.50	12/15/13	625	632,031
Ford Motor Credit Co.	7.00	10/01/13	500	469,307
GameStop Corp. [2]	8.00	10/01/12	225	232,313

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [3,4]	11.25%	06/01/17	$450	$462,375
KAR Holdings Inc.	10.00	05/01/15	400	402,000
Levi Strauss & Co.	9.75	01/15/15	650	676,000
Limited Brands Inc. [3,4]	8.50	06/15/19	250	261,533
MGM Mirage Inc.	8.38	02/01/11	525	485,625
Motors Liquidation Co. [1]	7.13	07/15/13	250	38,125
MTR Gaming Group Inc. [3,4]	12.63	07/15/14	365	355,875
Phillips-Van Heusen Corp. [2]	7.25	02/15/11	500	503,125
Rite Aid Corp.	8.63	03/01/15	725	589,969
Tenneco Inc.	8.63	11/15/14	500	468,750
The Neiman Marcus Group Inc. [7]	9.00	10/15/15	700	598,500
TRW Automotive Inc. [3,4]	7.25	03/15/17	625	550,000

Total Consumer Cyclical (Cost $6,866,108)				7,493,028

Consumer Non-Cyclical – 11.0%
ACCO Brands Corp. [3,4]	10.63	03/15/15	250	261,250
Church & Dwight Company Inc. [2]	6.00	12/15/12	750	766,875
Constellation Brands Inc. [2]	7.25	05/15/17	750	746,250
Delhaize Group	6.50	06/15/17	500	544,168
Jarden Corp.	7.50	05/01/17	750	729,375
Stater Brothers Holdings	8.13	06/15/12	300	301,500
SUPERVALU Inc.	7.50	05/15/12	500	516,250

Total Consumer Non-Cyclical (Cost $3,655,542)				3,865,668

Energy – 16.3%
Chesapeake Energy Corp. [2]	6.88	01/15/16	750	710,625
El Paso Corp. [2]	6.88	06/15/14	750	735,000
Frontier Oil Corp [2]	6.63	10/01/11	750	750,000
Newfield Exploration Co [2]	6.63	09/01/14	500	491,250
Pioneer Natural Resource [2]	6.65	03/15/17	350	333,069
Quicksilver Resources Inc.	11.75	01/01/16	350	385,875
Range Resources Corp. [2]	7.50	05/15/16	500	500,000
SESI LLC	6.88	06/01/14	450	429,750
Southwestern Energy Co [2]	7.50	02/01/18	250	252,500
Whiting Petroleum Corp. [2]	7.25	05/01/13	625	623,438
Williams Companies Inc. [3,4]	6.38	10/01/10	500	513,310

Total Energy (Cost $5,456,095)				5,724,817

Industrials – 1.4%
Solo Cup Co. [3,4] (Cost $452,324)	10.50	11/01/13	450	477,000

Media – 5.1%
Charter Communications Operating LLC [3,4,6]	10.38	04/30/14	1,000	1,020,000
Mediacom Broadband LLC	8.50	10/15/15	750	757,500

Total Media (Cost $1,641,197)				1,777,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)

Services Cyclical – 12.5%
AMC Entertainment Inc.	8.75%	06/01/19	$800	$826,000
ARAMARK Corp.	8.50	02/01/15	750	756,562
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	531,250
Iron Mountain Inc.	8.75	07/15/18	525	546,000
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	520,000
Seneca Gaming Corp.	7.25	05/01/12	500	462,500
United Rentals North America Inc.	6.50	02/15/12	750	751,875

Total Services Cyclical (Cost $4,158,695)				4,394,187

Services Non-Cyclical – 3.6%
HCA Inc. [2]	9.25	11/15/16	525	542,719
Service Corp. International	6.75	04/01/16	750	735,000

Total Services Non-Cyclical (Cost $1,204,698)				1,277,719

Technology & Electronics – 3.4%
Flextronics International Limited [2]	6.25	11/15/14	407	391,737
Sungard Data Systems Inc.	10.25	08/15/15	775	790,500

Total Technology & Electronics (Cost $1,099,961)				1,182,237

Telecommunications – 14.0%
American Tower Corp. [2]	7.00	10/15/17	600	615,000
Centennial Communications Corp./Cellular Operating Co, LLC	8.13	02/01/14	500	507,500
Cincinnati Bell Inc.	8.38	01/15/14	300	301,500
CSC Holdings Inc. [2,3,4]	8.50	04/15/14	750	787,500
Frontier Communications Corp. [2]	6.25	01/15/13	750	735,000
Lamar Media Corp.	6.63	08/15/15	650	604,500
PAETEC Holding Corp.	9.50	07/15/15	475	431,063
Windstream Corp. [2]	7.00	03/15/19	1,000	935,000

Total Telecommunications (Cost $4,734,078)				4,917,063

Total HIGH YIELD CORPORATE BONDS (Cost $39,017,530)				41,559,748

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

			Shares	Value (Note 2)

COMMON STOCKS – 4.6%
Consumer Products – 0.9%
B&G Foods Inc.			5,045	$82,082
The Coca-Cola Co.			4,475	240,307

Total Consumer Products (Cost $277,610)				322,389

Energy – 0.8%
Southern Union Co. (Cost $181,037)			12,785	265,800

Industrials – 0.9%
General Electric Co.			7,500	123,150
United States Steel Corp.			4,000	177,480

Total Industrials (Cost $274,239)				300,630

Telecommunications – 2.0%
AT&T Inc.			7,000	189,070
Frontier Communications Corp.			13,900	104,806
Qwest Communications International Inc.			25,000	95,250
Verizon Communications Inc.			6,700	202,809
Windstream Corp.			10,000	101,300

Total Telecommunications (Cost $792,844)				693,235

Total COMMON STOCKS (Cost $1,525,730)				1,582,054

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

SHORT TERM INVESTMENT – 3.3%
State Street Euro Dollar Time Deposit (Cost $1,168,807)	0.01%	10/01/09	$1,169	$1,168,807

Total Investments – 131.4% (Cost $43,334,836)				46,082,699
Liabilities in Excess of Other Assets – (31.4)%				(11,006,135)

NET ASSETS – 100.0%				$35,076,564

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. (formerly known as RMK Multi-Sector High Income Fund, Inc.) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.)

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2009, compared with the Fund’s current and former Index.

Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH)	3 Months	6 Months	9 Months	Since 7/31/2008
Fund — Net asset value return	11.80%	23.31%	32.05%	(24.83)%
Fund — Total return, including distributions*	5.76%	34.11%	57.78%	(38.90)%
Barclays Capital U.S. Corporate High Yield Index[1]	14.22%	40.57%	48.98%	12.98%
Barclays Capital Ba U.S. High Yield Index[2]	11.09%	27.92%	39.46%	15.72%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Based on the NYSE closing price of $4.46 on September 30, 2009, the Fund’s shares have a dividend yield of 10.76%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

For the three months ended September 30, 2009, the high yield market produced one of its strongest returns on record. For the third quarter of 2009, the market rallied 14.5% as spreads narrowed from 1,074 basis points to just over 775 basis points. Relief that the U.S. economy was likely to avoid a 1930s-type ‘great depression’ and sustained evidence of a market bottom buoyed investor confidence.

Perhaps most notably, the market’s newfound optimism led to a re-opening of the primary debt market. As typically happens, debt was initially raised by better quality and better known companies. However, by the end of the period, lower-rated and lesser-known issuers were accepted. Furthermore, innovative deal structures emerged, created by Wall Street to allow highly-leveraged companies to access capital markets. As access to capital improves, credit risk diminishes because refinancing risk is lessened. This reduction in risk may fuel a further narrowing of market spreads in the months ahead. Despite the recent tightening, spreads remain wide as compared to the typical mid-cycle levels of approximately 500 basis points.

As investor risk appetite returned, buyers snapped up lower-tier issues which significantly outperformed better quality names. According to the Merrill Lynch U.S. High Yield BB Index, during the third quarter, upper-tier BB rated securities rose 11.2% while the lower-tier CCC-rated securities soared by 26.3%, according to the Merrill Lynch U.S. High Yield CCC and Lower Index. According to Credit Suisse4, bonds priced at less than 80 at the beginning of the year were up 113.3%, compared to bonds priced at greater than 80, which were up 26.3%.

As expected, the level of defaults has risen in 2009; however the pace of defaults declined during the third quarter. According to JP Morgan3, as of September 30, 2009, 8.8% of the high yield market had defaulted in the prior 12 months, which was still lower than the prior cycle peak of 9.8% in January 2002 and unchanged from July 2009. JP Morgan estimates that the default rate in 2009 will be 9%, and that it will decline to 4% in 2010, reflecting the re-opening of the new issue market. JP Morgan notes that Moody’s estimates for 2010 are similar.

Investors showed distinct preferences for certain industries this year with large gains in Broadcast, Financials and Retail which were up 151%, 77% and 73%, respectively as of September 30, 2009. These industries were viewed as attractive due to above market spreads, indicating above-average risk, or a revival of investor confidence, as in the case of Financials. Typically, the Financial sector represents an insignificant portion of the high yield market. However, automotive captive finance companies, such as Ford Motor Credit, as well as a growing number of ‘fallen angel’ bank and insurance companies are part of this category. Underperforming sectors included Utilities, Aerospace and Wireline Telecommunications which were up 23%, 27% and 33%, respectively. These industries are considered lower-risk/lower growth, and therefore were not viewed as attractive as investors sought out higher-risk/higher beta holdings.

The supply and demand balance in the high yield market was positive over the period. The new issue market is now decidedly open and both top and mid-tier issuers are able to access the capital markets. While additional supply would typically be viewed as a negative, in the prevailing environment it was viewed as a positive. Access to the debt markets reduced overall credit risk as issuers had the prospect of re-financing maturing bonds once again. Money continued to flow into high yield mutual funds and most new issues were well over-subscribed and traded to a premium in after-market trading. Issuance from CCC-rated companies began to occur, reflecting investors’ increased risk appetite.

During the last six months, the repositioning of the Fund that began upon taking over management was largely completed. As the high yield market recovered, many of Fund’s holdings generated significant capital appreciation. Among the best performers were Sungard Data Systems, US Steel and Firekeepers Development Authority. Sungard and Firekeepers Development Authority benefitted from the reopening of credit markets. US Steel rebounded as the prospects of a severe recession diminished. Importantly, our analysis indicated that each company retained balance sheet flexibility to withstand anticipated short-term weakness in the economy.

Detractors included SeaMetric and Mid Country. Mid Country is a private equity holding that was sold in May 2009 as part of the repositioning of the Fund. SeaMetric is a development stage energy service company in need of additional capital to complete planned projects and we are monitoring their situation.

2009 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

We continue to hold a positive view of the high yield market despite the record returns and narrowing in yield spreads. While defaults still may rise modestly over the remainder of the 2009 calendar year, we believe they are unlikely to exceed typical cyclical peak levels of around 10%. Despite recent narrowing, yield spreads remain wider than average at a time when investors are increasingly anticipating economic growth in 2010. We are encouraged by the re-opening of credit and equity markets and note that access to capital meaningfully reduces credit risk. We continue to believe that current yield spreads more than adequately compensate investors for the likely risks that lay ahead and investors may continue to benefit as markets return to normal.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

There is no assurance that Helios Multi-Sector High Income Fund, Inc. currently holds these securities. Holdings are subject to change without notice.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index, covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

3 According to JP Morgan’s High Yield Market Monitor and JP Morgan’s Default Monitor, as of September 30, 2009.

4 According to Credit Suisse publication “High Yield Index and Western European High Yield Index Performance” dated October 1, 2009. The returns shown are year to date as of September 30, 2009.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.76%

Weighted average coupon	9.86%

Average effective maturity	6.70 years

Percentage of leveraged assets	24.82%

Total number of holdings	92

CREDIT QUALITY

A and Above[2]	3%

BBB	9%

BB	42%

B	34%

CCC	10%

D	2%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	5%

High Yield Corporate Bonds	88%

Common Stocks	4%

Short-term Investments	3%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by the September 30, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INVESTMENT GRADE CORPORATE BONDS – 7.0%
Consumer Non-Cyclical – 1.4%
CVS Caremark Corp. (Cost – $480,316)	5.75%	06/01/17	$500	$535,252

Industrials – 1.4%
Allied Waste North America Inc. [2] (Cost – $491,505)	6.88	06/01/17	500	528,089

Telecommunications – 4.2%
Qwest Corp. [2]	6.88	09/15/13	1,000	810,000
Rogers Communications Inc.	6.38	03/01/14	250	275,984
Rogers Communications Inc.	6.80	08/15/18	500	561,128

Total Telecommunications (Cost – $1,467,661)				1,647,112

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,439,482)				2,710,453

HIGH YIELD CORPORATE BONDS – 115.9%
Basic Industry – 16.9%
AK Steel Corp. [2]	7.75	06/15/12	1,025	1,028,844
Arch Western Finance LLC [2]	6.75	07/01/13	750	737,812
Buckeye Technologies Inc.	8.50	10/01/13	500	512,500
Domtar Corp. [2]	10.75	06/01/17	500	560,000
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	750	797,812
Georgia-Pacific Corp.	8.13	05/15/11	325	337,187
Steel Dynamics Inc. [2]	6.75	04/01/15	500	478,750
US Steel Corp. [2]	7.00	02/01/18	1,150	1,104,428
Verso Paper Holdings LLC/Verso Paper Inc. [3,4]	11.50	07/01/14	500	512,500
Westlake Chemical Corp. [2]	6.63	01/15/16	500	470,000

Total Basic Industry (Cost $5,799,698)				6,539,833

Capital Goods – 12.3%
Alliant Techsystems Inc. [2]	6.75	04/01/16	500	482,500
CNH America LLC [2]	7.25	01/15/16	500	478,750
Crown Americas LLC [2]	7.75	11/15/15	225	228,937
Crown Cork & Seal Company Inc.	8.00	04/15/23	250	237,500
L-3 Communications Corp. [2]	6.13	01/15/14	1,000	1,007,500
Mueller Water Products Inc.	7.38	06/01/17	750	653,438
Owens-Illinois Inc.	7.80	05/15/18	475	476,188
Terex Corp. [2]	7.38	01/15/14	1,000	990,000
Terex Corp.	8.00	11/15/17	250	229,375

Total Capital Goods (Cost $4,647,847)				4,784,188

Consumer Cyclical – 20.9%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	522,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Collective Brands Inc.	8.25%	08/01/13	$250	$245,000
Couche-Tard U.S. LP	7.50	12/15/13	500	505,625
Ford Motor Credit Co.	7.00	10/01/13	475	445,842
GameStop Corp. [2]	8.00	10/01/12	500	516,250
Harrahs Operating Escrow LLC/Harrahs Escrow Corp [3,4]	11.25	06/01/17	500	513,750
KAR Holdings Inc.	10.00	05/01/15	425	427,125
Levi Strauss & Co.	9.75	01/15/15	750	780,000
Limited Brands Inc. [3,4]	8.50	06/15/19	250	261,533
MGM Mirage Inc.	8.38	02/01/11	575	531,875
Motors Liquidation Corp. [1]	7.13	07/15/13	250	38,125
MTR Gaming Group Inc. [3,4]	12.63	07/15/14	365	355,875
Phillips-Van Heusen Corp. [2]	7.25	02/15/11	750	754,687
Rite Aid Corp.	8.63	03/01/15	800	651,000
Tenneco Inc.	8.63	11/15/14	500	468,750
The Neiman Marcus Group Inc. [7]	9.00	10/15/15	750	641,250
TRW Automotive Inc. [3,4]	7.25	03/15/17	500	440,000

Total Consumer Cyclical (Cost $7,400,942)				8,099,187

Consumer Non-Cyclical – 10.3%
ACCO Brands Corp. [3,4]	10.63	03/15/15	250	261,250
Church & Dwight Company Inc. [2]	6.00	12/15/12	750	766,875
Constellation Brands Inc. [2]	7.25	05/15/17	875	870,625
Delhaize Group	6.50	06/15/17	500	544,168
Jarden Corp.	7.50	05/01/17	750	729,375
Stater Brothers Holdings	8.13	06/15/12	325	326,625
SUPERVALU Inc.	7.50	05/15/12	500	516,250

Total Consumer Non-Cyclical (Cost $3,794,470)				4,015,168

Energy – 17.3%
Chesapeake Energy Corp. [2]	6.88	01/15/16	950	900,125
El Paso Corp. [2]	6.88	06/15/14	625	612,500
Frontier Oil Corp [2]	6.63	10/01/11	750	750,000
Newfield Exploration Co. [2]	6.63	09/01/14	500	491,250
Pioneer Natural Resource [2]	6.65	03/15/17	400	380,650
Quicksilver Resources Inc.	11.75	01/01/16	375	413,438
Range Resources Corp. [2]	7.50	05/15/16	500	500,000
SeaMetric International AS [3,4,5,8,9]	11.63	05/25/12	800	160,000
SESI LLC	6.88	06/01/14	500	477,500
Southwestern Energy Co. [2]	7.50	02/01/18	500	505,000
Whiting Petroleum Corp. [2]	7.25	05/01/13	1,000	997,500
Williams Companies Inc. [3,4]	6.38	10/01/10	500	513,310

Total Energy (Cost $7,022,220)				6,701,273

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Industrials – 1.4%
Solo Cup Co. [3,4] (Cost $502,574)	10.50%	11/01/13	$500	$530,000

Media – 5.3%
Charter Communications Operating LLC [3,4,6]	10.38	04/30/14	1,150	1,173,000
Mediacom Broadband LLC	8.50	10/15/15	875	883,750

Total Media (Cost $1,898,449)				2,056,750

Services Cyclical – 10.6%
AMC Entertainment Inc.	8.75	06/01/19	800	826,000
ARAMARK Corp.	8.50	02/01/15	750	756,562
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	531,250
Iron Mountain Inc.	8.75	07/15/18	575	598,000
Seneca Gaming Corp.	7.25	05/01/12	500	462,500
United Rentals North America Inc.	6.50	02/15/12	950	952,375

Total Services Cyclical (Cost $3,847,073)				4,126,687

Services Non-Cyclical – 3.4%
HCA Inc. [2]	9.25	11/15/16	575	594,406
Service Corp. International	6.75	04/01/16	750	735,000

Total Services Non-Cyclical (Cost $1,225,300)				1,329,406

Technology & Electronics – 3.4%
Flextronics International Limited [2]	6.25	11/15/14	488	469,700
Sungard Data Systems Inc.	10.25	08/15/15	850	867,000

Total Technology & Electronics (Cost $1,216,514)				1,336,700

Telecommunications – 14.1%
American Tower Corp. [2]	7.00	10/15/17	1,000	1,025,000
Centennial Communications Corp./Cellular Operating Co., LLC	8.13	02/01/14	500	507,500
Cincinnati Bell Inc.	8.38	01/15/14	350	351,750
CSC Holdings Inc. [2,3,4]	8.50	04/15/14	750	787,500
Frontier Communications Corp. [2]	6.25	01/15/13	750	735,000
Lamar Media Corp.	6.63	08/15/15	725	674,250
PAETEC Holding Corp.	9.50	07/15/15	500	453,750
Windstream Corp. [2]	7.00	03/15/19	1,000	935,000

Total Telecommunications (Cost $5,258,475)				5,469,750

Total HIGH YIELD CORPORATE BONDS (Cost $42,613,562)				44,988,942

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

			Shares	Value (Note 2)

COMMON STOCKS – 5.1%
Consumer Products – 0.9%
B&G Foods Inc.			5,555	$90,380
The Coca-Cola Co.			5,125	275,212

Total Consumer Products (Cost $314,650)				365,592

Energy – 0.8%
Southern Union Co. (Cost $211,262)			14,625	304,054

Industrials – 1.2%
General Electric Co.			17,650	289,813
United States Steel Corp.			4,000	177,480

Total Industrials (Cost $424,874)				467,293

Telecommunications – 2.2%
AT&T Inc.			9,200	248,492
Frontier Communications Corp.			15,900	119,886
Qwest Communications International Inc.			25,000	95,250
Verizon Communications Inc.			7,680	232,474
Windstream Corp.			13,700	138,781

Total Telecommunications (Cost $915,162)				834,883

Total COMMON STOCKS (Cost $1,865,948)				1,971,822

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

SHORT TERM INVESTMENT – 4.0%
State Street Euro Dollar Time Deposit (Cost $1,534,876)	0.01%	10/01/09	$1,535	$1,534,876

Total Investments – 132.0% (Cost $48,453,868)				51,206,093
Liabilities in Excess of Other Assets – (32.0)%				(12,405,613)

NET ASSETS – 100.0%				$38,800,480

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. (formerly known as the RMK Strategic Income Fund, Inc.) seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transaction involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to great price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of September 30, 2009, compared with the Fund’s current and former Index.

Helios Strategic Income Fund, Inc. (NYSE: HSA)	3 Months	6 Months	9 Months	Since 7/31/2008
Fund — Net asset value return	12.65%	21.14%	24.96%	(25.94)%
Fund — Total return, including distributions*	(5.63)%	31.20%	33.29%	(36.68)%
Barclays Capital U.S. Corporate High Yield Index[1]	14.22%	40.57%	48.98%	12.98%
Barclays Capital Ba U.S. High Yield Index[2]	11.09%	27.92%	39.46%	15.72%

*	Exclusive of brokerage commissions
[1]	Fund’s current Index, described below
[2]	Fund’s former Index, described below

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Based on the NYSE closing price of $4.96 on September 30, 2009, the Fund’s shares have a dividend yield of 9.68%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

For the three months ended September 30, 2009, the high yield market produced one of its strongest returns on record. For the third quarter of 2009, the market rallied 14.5% as spreads narrowed from 1,074 basis points to just over 775 basis points. Relief that the U.S. economy was likely to avoid a 1930s-type ‘great depression’ and sustained evidence of a market bottom buoyed investor confidence.

Perhaps most notably, the market’s newfound optimism led to a re-opening of the primary debt market. As typically happens, debt was initially raised by better quality and better known companies. However, by the end of the period, lower-rated and lesser-known issuers were accepted. Furthermore, innovative deal structures emerged, created by Wall Street to allow highly-leveraged companies to access capital markets. As access to capital improves, credit risk diminishes because refinancing risk is lessened. This reduction in risk may fuel a further narrowing of market spreads in the months ahead. Despite the recent tightening, spreads remain wide as compared to the typical mid-cycle levels of approximately 500 basis points.

As investor risk appetite returned, buyers snapped up lower-tier issues which significantly outperformed better quality names. According to the Merrill Lynch U.S. High Yield BB Index, during the third quarter, upper-tier BB rated securities rose 11.2% while the lower-tier CCC-rated securities soared by 26.3%, according to the Merrill Lynch U.S. High Yield CCC and Lower Index. According to Credit Suisse4, bonds priced at less than 80 at the beginning of the year were up 113.3%, compared to bonds priced at greater than 80, which were up 26.3%.

As expected, the level of defaults has risen in 2009; however the pace of defaults declined during the third quarter. According to JP Morgan3, as of September 30, 2009, 8.8% of the high yield market had defaulted in the prior 12 months, which was still lower than the prior cycle peak of 9.8% in January 2002 and unchanged from July 2009. JP Morgan estimates that the default rate in 2009 will be 9%, and that it will decline to 4% in 2010, reflecting the re-opening of the new issue market. JP Morgan notes that Moody’s estimates for 2010 are similar.

Investors showed distinct preferences for certain industries this year with large gains in Broadcast, Financials and Retail which were up 151%, 77% and 73%, respectively as of September 30, 2009. These industries were viewed as attractive due to above market spreads, indicating above-average risk, or a revival of investor confidence, as in the case of Financials. Typically, the Financial sector represents an insignificant portion of the high yield market. However, automotive captive finance companies, such as Ford Motor Credit, as well as a growing number of ‘fallen angel’ bank and insurance companies are part of this category. Underperforming sectors included Utilities, Aerospace and Wireline Telecommunications which were up 23%, 27% and 33%, respectively. These industries are considered lower-risk/lower growth, and therefore were not viewed as attractive as investors sought out higher-risk/higher beta holdings.

The supply and demand balance in the high yield market was positive over the period. The new issue market is now decidedly open and both top and mid-tier issuers are able to access the capital markets. While additional supply would typically be viewed as a negative, in the prevailing environment it was viewed as a positive. Access to the debt markets reduced overall credit risk as issuers had the prospect of re-financing maturing bonds once again. Money continued to flow into high yield mutual funds and most new issues were well over-subscribed and traded to a premium in after-market trading. Issuance from CCC-rated companies began to occur, reflecting investors’ increased risk appetite.

During the last six months, the repositioning of the Fund that began upon taking over management was largely completed. As the high yield market recovered, many of Fund’s holdings generated significant capital appreciation. The best performers included Tube City IMS, Firekeepers Development Authority and TRW Automotive. Each company benefitted from the reopening of credit markets. Tube City was sold during the period as it reached our target level based on our analysis of its risk.

2009 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Detractors included SeaMetric and LCMLT 2006-HE M8. SeaMetric is a development stage energy service company in need of additional capital to complete its planned projects and we are monitoring their situation. LCMLT 2006-HE M8 was sold as part of the portfolio’s repositioning.

We continue to hold a positive view of the high yield market despite the record returns and narrowing in yield spreads. While defaults still may rise modestly over the remainder of the 2009 calendar year, we believe they are unlikely to exceed typical cyclical peak levels of around 10%. Despite recent narrowing, yield spreads remain wider than average at a time when investors are increasingly anticipating economic growth in 2010. We are encouraged by the re-opening of credit and equity markets and note that access to capital meaningfully reduces credit risk. We continue to believe that current yield spreads more than adequately compensate investors for the likely risks that lay ahead and investors may continue to benefit as markets return to normal.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

There is no assurance that Helios Strategic Income Fund, Inc. currently holds these securities. Holdings are subject to change without notice.

Index Description

1 The Barclays Capital U.S. Corporate High Yield Index, formerly known as the Lehman Brothers U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

2 The Barclays Capital Ba U.S. High Yield Index, formerly known as the Lehman Brothers Ba U.S. High Yield Index is the Ba component of the U.S. Corporate High Yield Index, a broad-based unmanaged index of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil and Venezuela) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144As are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index.

3 According to JP Morgan’s High Yield Market Monitor and JP Morgan’s Default Monitor, as of September 30, 2009.

4 According to Credit Suisse publication “High Yield Index and Western European High Yield Index Performance” dated October 1, 2009. The returns shown are year to date as of September 30, 2009.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.68%

Weighted average coupon	9.80%

Average effective maturity	6.74 years

Percentage of leveraged assets	24.61%

Total number of holdings	86

CREDIT QUALITY

A and Above[2]	2%

BBB	32%

BB	29%

B	26%

CCC	8%

D	2%

Unrated	1%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	25%

High Yield Corporate Bonds	68%

Common Stocks	5%

Short-term Investments	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared by the September 30, 2009 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INVESTMENT GRADE CORPORATE BONDS – 33.0%
Basic Industry – 8.9%
Alcoa Inc.	5.55%	02/01/17	$1,000	$970,743
ArcelorMittal	6.13	06/01/18	500	492,578
Packaging Corp. of America [2]	5.75	08/01/13	500	520,202
The Dow Chemical Co.	5.70	05/15/18	1,000	985,914

Total Basic Industry (Cost $2,647,596)				2,969,437

Consumer Cyclical – 3.3%
Yum! Brands Inc. [2] (Cost $1,061,463)	8.88	04/15/11	1,000	1,094,364

Consumer Non-Cyclical – 12.6%
Altria Group Inc. [2]	9.70	11/10/18	1,000	1,242,057
Anheuser-Busch InBev Worldwide Inc. [2,3,4]	7.75	01/15/19	1,000	1,183,260
Cadbury Schweppes US Finance LLC [3,4]	5.13	10/01/13	440	458,576
Covidien International Finance SA 2	6.00	10/15/17	500	554,712
CVS Caremark Corp. [2]	5.75	06/01/17	500	535,252
McKesson Corp. [2]	5.25	03/01/13	250	264,292

Total Consumer Non-Cyclical (Cost – $3,831,110)				4,238,149

Industrials – 3.1%
Allied Waste North America Inc. [2]	6.88	06/01/17	500	528,089
Tyco Electronics Group S.A.	6.55	10/01/17	500	523,410

Total Industrials (Cost $951,632)				1,051,499

Telecommunications – 5.1%
Rogers Communications Inc. [2]	6.38	03/01/14	1,000	1,103,936
Time Warner Cable Inc. [2]	8.25	04/01/19	500	604,348

Total Telecommunications (Cost – $1,481,636)				1,708,284

Total INVESTMENT GRADE CORPORATE BONDS (Cost $9,973,437)				11,061,733

HIGH YIELD CORPORATE BONDS – 88.6%
Basic Industry – 8.6%
AK Steel Corp.	7.75	06/15/12	600	602,250
Buckeye Technologies Inc.	8.50	10/01/13	500	512,500
Domtar Corp.	10.75	06/01/17	250	280,000
Freeport McMoRan Copper & Gold [2]	8.38	04/01/17	750	797,812
Georgia-Pacific Corp.	8.13	05/15/11	75	77,812
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	150	162,000
Westlake Chemical Corp. [2]	6.63	01/15/16	500	470,000

Total Basic Industry (Cost $2,723,468)				2,902,374

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Capital Goods – 10.4%
Alliant Techsystems Inc.	6.75%	04/01/16	$750	$723,750
CNH America LLC [2]	7.25	01/15/16	500	478,750
Crown Americas LLC	7.75	11/15/15	200	203,500
Crown Cork & Seal Company Inc.	8.00	04/15/23	250	237,500
L-3 Communications Corp. [2]	6.13	01/15/14	500	503,750
Mueller Water Products Inc.	7.38	06/01/17	500	435,625
Owens-Illinois Inc.	7.80	05/15/18	400	401,000
Terex Corp. [2]	7.38	01/15/14	500	495,000

Total Capital Goods (Cost $3,457,015)				3,478,875

Consumer Cyclical – 13.1%
ACE Hardware Corp. [3,4]	9.13	06/01/16	500	522,500
Collective Brands Inc.	8.25	08/01/13	250	245,000
Couche-Tard U.S. LP	7.50	12/15/13	625	632,031
Ford Motor Credit Co.	7.00	10/01/13	250	234,654
GameStop Corp.	8.00	10/01/12	325	335,563
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [3,4]	11.25	06/01/17	225	231,188
KAR Holdings Inc.	10.00	05/01/15	375	376,875
MGM Mirage Inc.	8.38	02/01/11	500	462,500
Motors Liquidation Corp. [1]	7.13	07/15/13	250	38,125
MTR Gaming Group Inc. [3,4]	12.63	07/15/14	365	355,875
Rite Aid Corp.	8.63	03/01/15	500	406,875
TRW Automotive Inc [3,4]	7.25	03/15/17	625	550,000

Total Consumer Cyclical (Cost $4,086,370)				4,391,186

Consumer Non-Cyclical – 8.6%
Church & Dwight Company Inc. [2]	6.00	12/15/12	500	511,250
Constellation Brands Inc. [2]	7.25	05/15/17	500	497,500
Delhaize Group [2]	6.50	06/15/17	1,000	1,088,336
Jarden Corp.	7.50	05/01/17	500	486,250
Stater Brothers Holdings	8.13	06/15/12	300	301,500

Total Consumer Non-Cyclical (Cost $2,665,136)				2,884,836

Energy – 16.6%
Chesapeake Energy Corp. [2]	6.88	01/15/16	750	710,625
El Paso Corp.	6.88	06/15/14	625	612,500
Frontier Oil Corp.	6.63	10/01/11	500	500,000
Newfield Exploration Co.	6.63	09/01/14	500	491,250
Quicksilver Resources Inc	11.75	01/01/16	325	358,313
Range Resources Corp. [2]	7.50	05/15/16	500	500,000
SeaMetric International AS [3,4,5,8,9]	11.63	05/25/12	1,500	300,000
SESI LLC	6.88	06/01/14	425	405,875
Whiting Petroleum Corp. [2]	7.25	05/01/13	625	623,438

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Williams Companies Inc. [2,3,4]	6.38%	10/01/10	$1,035	$1,062,551

Total Energy (Cost $6,546,744)				5,564,552

Industrials – 0.8%
Solo Cup Co. [3,4] (Cost $251,287)	10.50	11/01/13	250	265,000

Media – 4.5%
Charter Communications Operating LLC [3,4,6]	10.38	04/30/14	1,000	1,020,000
Mediacom Broadband LLC	8.50	10/15/15	500	505,000

Total Media (Cost $1,404,146)				1,525,000

Services Cyclical – 10.2%
AMC Entertainment Inc.	8.75	06/01/19	600	619,500
ARAMARK Corp.	8.50	02/01/15	750	756,562
FireKeepers Development Authority [3,4]	13.88	05/01/15	500	531,250
Iron Mountain Inc.[2]	8.75	07/15/18	500	520,000
Pokagon Gaming Authority [3,4]	10.38	06/15/14	500	520,000
Seneca Gaming Corp.	7.25	05/01/12	500	462,500

Total Services Cyclical (Cost $3,301,898)				3,409,812

Services Non-Cyclical – 3.7%
HCA Inc.	9.25	11/15/16	500	516,875
Service Corp. International	6.75	04/01/16	750	735,000

Total Services Non-Cyclical (Cost $1,179,022)				1,251,875

Technology & Electronics – 2.7%
Flextronics International Limited	6.25	11/15/14	271	260,837
Sungard Data Systems Inc.	10.25	08/15/15	625	637,500

Total Technology & Electronics (Cost $888,802)				898,337

Telecommunications – 9.4%
American Tower Corp. [2]	7.00	10/15/17	1,000	1,025,000
Cincinnati Bell Inc.	8.38	01/15/14	300	301,500
Frontier Communications Corp. [2]	6.25	01/15/13	750	735,000
Lamar Media Corp.	6.63	08/15/15	675	627,750
Windstream Corp. [2]	7.00	03/15/19	500	467,500

Total Telecommunications (Cost $3,045,648)				3,156,750

Total HIGH YIELD CORPORATE BONDS (Cost $29,549,536)				29,728,597

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments (Unaudited)

September 30, 2009

			Shares	Value (Note 2)

COMMON STOCKS – 6.2%
Consumer Products – 1.0%
B&G Foods Inc.			4,900	$79,723
The Coca-Cola Co.			4,675	251,047

Total Consumer Products (Cost $284,563)				330,770

Energy – 0.8%
Southern Union Co. (Cost $189,498)			13,300	276,507

Industrials – 1.8%
General Electric Co.			16,100	264,362
United States Steel Corp.			7,700	341,649

Total Industrials (Cost $505,112)				606,011

Telecommunications – 2.6%
AT&T Inc.			8,425	227,559
Frontier Communications Corp.			14,500	109,330
Qwest Communications International Inc.			47,800	182,118
Verizon Communications Inc.			7,000	211,890
Windstream Corp.			12,500	126,625

Total Telecommunications (Cost $962,355)				857,522

Total COMMON STOCKS (Cost $1,941,528)				2,070,810

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

SHORT TERM INVESTMENT – 2.0%
State Street Euro Dollar Time Deposit (Cost $676,286)	0.01%	10/01/09	$676	$676,286

Total Investments – 129.8% (Cost $42,140,787)				43,537,426
Liabilities in Excess of Other Assets – (29.8)%				(10,000,204)

NET ASSETS – 100.0%				$33,537,222

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Portfolios of Investments (Unaudited)

September 30, 2009

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Issuer is currently in default on its regularly scheduled interest payment.
2	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreement (Note 6).
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2009, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$8,202,083	17.49%
Helios High Income Fund, Inc.	6,621,343	18.88
Helios Multi-Sector High Income Fund, Inc.	6,562,468	16.91
Helios Strategic Income Fund, Inc.	7,162,200	21.36

4	—	Private Placement.
5	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2009, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc	$340,000	0.72%
Helios Multi-Sector High Income Fund, Inc	160,000	0.41
Helios Strategic Income Fund, Inc	300,000	0.89

6	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Funds own senior debt issued by this company that continues to receive income payments.
7	—	Payment-in-Kind Bond – Issuer has the option at each interest payment date of making interest payments in cash or in additional debt securities.
8	—	Restricted Illiquid Security – Security is not actively traded and would be difficult to sell in a current sale thus causing it to be not readily convertible into cash. The details of the acquisition of this security is as follows:

Fund	Acquisition Date	Cost	% of Net Assets
Helios Advantage Income Fund, Inc.	05/02/07	$1,690,093	0.72%
Helios Multi-Sector High Income Fund, Inc.	05/02/07	793,501	0.41
Helios Strategic Income Fund, Inc.	05/02/07	1,491,233	0.89

9	—	Company announced a three month postponement of the interest payment due November 25, 2009 until February 25, 2010. The company also announced as compensation for the postponed interest payment a postponement fee which will be converted into new SeaMetric shares.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Assets and Liabilities (Unaudited)

September 30, 2009

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$60,762,377	$44,913,892	$49,671,217	$42,861,140
Investment in time deposit, at value	1,551,871	1,168,807	1,534,876	676,286

Total Investments	62,314,248	46,082,699	51,206,093	43,537,426
Net receivable from advisor (Note 4)	—	2,967	2,979	4,378
Interest and dividends receivable	1,401,998	998,307	1,112,713	1,023,927
Receivable for investments sold	1,826,988	1,204,539	1,204,539	—
Prepaid expenses	86,147	64,899	70,530	62,555

Total assets	65,629,381	48,353,411	53,596,854	44,628,286

Liabilities:
Reverse repurchase agreements (Note 6)	16,809,619	11,842,473	13,304,465	10,982,681
Interest payable for reverse repurchase agreements (Note 6)	8,481	5,790	6,570	5,764
Payable for investments purchased	1,802,008	1,330,452	1,375,980	—
Investment advisory fee payable (Note 4)	3,871	—	—	—
Administration fee payable (Note 4)	6,367	4,931	5,380	4,746
Accrued expenses	90,449	93,201	103,979	97,873

Total liabilities	18,720,795	13,276,847	14,796,374	11,091,064

Net Assets	$46,908,586	$35,076,564	$38,800,480	$33,537,222

Composition of Net Assets:
Capital stock, at par value ($.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$654	$484	$759	$593
Additional paid-in capital (Note 8)	456,282,393	338,535,538	494,051,241	403,205,203
Distributions in excess of net investment income	(621,734)	(487,154)	(398,826)	(973,697)
Accumulated net realized loss on investment transactions	(411,445,649)	(305,720,167)	(457,604,919)	(370,091,516)
Net unrealized appreciation on investment transactions	2,692,922	2,747,863	2,752,225	1,396,639

Net assets applicable to capital stock outstanding	$46,908,586	$35,076,564	$38,800,480	$33,537,222

Total investments at cost	$59,621,326	$43,334,836	$48,453,868	$42,140,787

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	6,536,547	4,836,284	7,588,538	5,930,400
Net asset value per share	$7.18	$7.25	$5.11	$5.66

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended September 30, 2009

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$2,579,088	$1,883,967	$2,095,541	$1,727,430
Dividends	53,771	37,137	44,651	45,225

Total investment income	2,632,859	1,921,104	2,140,192	1,772,655

Expenses:
Investment advisory fees (Note 4)	142,307	106,347	117,451	102,154
Administration fees (Note 4)	36,852	28,554	31,116	27,586
Insurance	74,704	54,792	71,477	62,031
Custodian	45,903	46,164	45,509	45,120
Audit and tax services	30,149	30,149	30,149	30,149
Legal fees	24,454	23,592	23,856	23,650
Reports to stockholders	24,066	19,694	21,559	21,378
Directors’ fees	21,139	21,139	21,139	21,139
Registration fees	15,155	12,810	22,324	14,635
Transfer agent fees	12,203	12,714	12,561	12,388
Miscellaneous	5,663	4,455	5,613	5,630

Total operating expenses	432,595	360,410	402,754	365,860
Interest expense on reverse repurchase agreements (Note 6)	126,580	91,780	104,207	88,742

Total expenses	559,175	452,190	506,961	454,602
Less expenses waived and reimbursed by the investment advisor (Note 4)	(147,980)	(147,716)	(167,852)	(161,551)

Net expenses	411,195	304,474	339,109	293,051

Net investment income	2,221,664	1,616,630	1,801,083	1,479,604

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(16,482,769)	(12,161,392)	(17,722,678)	(14,908,120)
Net change in unrealized appreciation (depreciation) on investment transactions	23,336,682	17,535,564	23,426,081	19,419,064

Net realized and unrealized gain on investment transactions	6,853,913	5,374,172	5,703,403	4,510,944

Net increase in net assets resulting from operations	$9,075,577	$6,990,802	$7,504,486	$5,990,548

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	For the Six Months Ended September 30, 2009 (Unaudited)	For the Fiscal Year Ended March 31, 2009	For the Six Months Ended September 30, 2009 (Unaudited)	For the Fiscal Year Ended March 31, 2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,221,664	$9,406,449	$1,616,630	$7,710,784
Net realized loss on investment transactions	(16,482,769)	(271,508,158)	(12,161,392)	(204,453,115)
Net change in unrealized appreciation (depreciation) on investment transactions	23,336,682	205,477,067	17,535,564	154,246,830

Net increase (decrease) in net assets resulting from operations	9,075,577	(56,624,642)	6,990,802	(42,495,501)

Distributions to Stockholders (Note 2):
Net investment income	(2,843,398)	(7,792,400)	(2,103,784)	(6,693,644)
Return of capital	—	(6,704,405)	—	(4,014,614)

Total distributions paid	(2,843,398)	(14,496,805)	(2,103,784)	(10,708,258)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	—	1,183,984	—	984,261

Total increase (decrease) in net assets	6,232,179	(69,937,463)	4,887,018	(52,219,498)
Net Assets:
Beginning of period	40,676,407	110,613,870	30,189,546	82,409,044

End of period	$46,908,586	$40,676,407	$35,076,564	$30,189,546

(including distributions in excess of net investment income of)	$(621,734)	$—	$(487,154)	$—

Share Transactions (Note 7):*
Reinvested shares	—	77,332	—	64,979

*	Share amounts have been adjusted to reflect the 1:5 reverse stock split that occurred effective September 1, 2009.

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	For the Six Months Ended September 30, 2009 (Unaudited)	For the Fiscal Year Ended March 31, 2009	For the Six Months Ended September 30, 2009 (Unaudited)	For the Fiscal Year Ended March 31, 2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,801,083	$8,844,250	$1,479,604	$11,018,317
Net realized loss on investment transactions	(17,722,678)	(295,344,355)	(14,908,120)	(238,784,098)
Net change in unrealized appreciation (depreciation) on investment transactions	23,426,081	223,907,864	19,419,064	178,369,464

Net increase (decrease) in net assets resulting from operations	7,504,486	(62,592,241)	5,990,548	(49,396,317)

Distributions to Stockholders (Note 2):
Net investment income	(2,199,909)	(8,774,368)	(2,453,301)	(9,717,511)
Return of capital	—	(8,287,794)	—	(4,160,354)

Total distributions paid	(2,199,909)	(17,062,162)	(2,453,301)	(13,877,865)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	35,678	3,482,113	184,471	1,608,910

Total increase (decrease) in net assets	5,340,255	(76,172,290)	3,721,718	(61,665,272)
Net Assets:
Beginning of period	33,460,225	109,632,515	29,815,504	91,480,776

End of period	$38,800,480	$33,460,225	$33,537,222	$29,815,504

(including distributions in excess of net investment income of)	$(398,826)	$—	$(973,697)	$—

Share Transactions (Note 7):*
Reinvested shares	7,672	301,303	35,186	124,958

*	Share amounts have been adjusted to reflect the 1:5 reverse stock split that occurred effective September 1, 2009.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$9,075,577
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(24,931,549)
Proceeds from disposition of long-term portfolio investments	9,833,800
Purchases of short-term portfolio investments, net	(1,093,641)
Increase in dividends and interest receivables	(382,244)
Increase in receivable for investments sold	(948,990)
Increase in prepaid expenses	(31,312)
Increase in interest payable for reverse repurchase agreements	8,481
Increase in payable for investments purchased	1,606,223
Decrease in receivable from advisor	47,122
Increase in investment advisory fee payable	3,871
Increase in administration fee payable	909
Increase in accrued expenses	7,098
Net amortization on investments	(307,754)
Unrealized appreciation on investments	(23,336,682)
Net realized loss on investment transactions	16,482,769

Net cash used for operating activities	(13,966,322)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	16,809,619
Dividends paid to stockholders	(2,843,398)

Net cash provided by financing activities	13,966,221

Net decrease in cash	(101)
Cash at beginning of period	101

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2009 totaled $118,099

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$6,990,802
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(18,559,814)
Proceeds from disposition of long-term portfolio investments	7,687,179
Sales of short-term portfolio investments, net	59,025
Increase in interest and other receivables	(271,344)
Increase in receivable for investments sold	(1,200,688)
Increase in prepaid expenses	(24,442)
Increase in interest payable for reverse repurchase agreements	5,790
Increase in payable for investments purchased	1,134,667
Decrease in receivable from advisor	32,096
Increase in administration fee payable	804
Increase in accrued expenses	16,251
Net amortization on investments	(234,944)
Unrealized appreciation on investments	(17,535,564)
Net realized loss on investment transactions	12,161,392

Net cash used for operating activities	(9,738,790)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	11,842,473
Dividends paid to stockholders	(2,103,784)

Net cash provided by financing activities	9,738,689

Net increase in cash	(101)
Cash at beginning of period	101

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2009 totaled $85,990

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$7,504,486
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(21,971,682)
Proceeds from disposition of long-term portfolio investments	9,616,414
Purchases of short-term portfolio investments, net	(83,184)
Increase in dividend and interest receivables	(314,397)
Increase in receivable for investments sold	(765,541)
Increase in prepaid expenses	(16,052)
Increase in interest payable for reverse repurchase agreements	6,137
Increase in payable for investments purchased	926,827
Decrease in receivable from the advisor	51,566
Increase in administration fee payable	830
Increase in accrued expenses	24,729
Net amortization on investments	(267,064)
Unrealized appreciation on investments	(23,426,081)
Net realized loss on investment transactions	17,722,678

Net cash used for operating activities	(10,990,334)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	13,154,465
Dividends paid to stockholders, net of reinvestments	(2,164,231)

Net cash provided by financing activities	10,990,234

Net decrease in cash	(100)
Cash at beginning of period	100

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30,2009 totaled $98,070

Non-cash financing activities included reinvestment of dividends of $35,678

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,990,548
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(19,059,780)
Proceeds from disposition of long-term portfolio investments	7,017,090
Sales of short-term portfolio investments, net	1,392,364
Increase in interest and other receivables	(335,394)
Decrease in receivable for investments sold	885,204
Increase in prepaid expenses	(14,141)
Increase in interest payable for reverse repurchase agreements	5,764
Decrease in receivable from advisor	40,011
Increase in administration fee payable	628
Increase in accrued expenses	18,123
Net amortization on investments	(143,425)
Unrealized appreciation on investments	(19,419,064)
Net realized loss on investment transactions	14,908,120

Net cash used for operating activities	(8,713,952)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	10,982,681
Dividends paid to stockholders, net of reinvestments	(2,268,830)

Net cash provided by financing activities	8,713,851

Net decrease in cash	(101)
Cash at beginning of period	101

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2009 totaled $82,978

Non-cash financing activities included reinvestment of dividends of $184,471

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2009 (Unaudited)					For the Period Ended March 31, 2005[1,6]

		For the Fiscal Year Ended March 31,
		2009[6]	2008[6]	2007[6]	2006[6]
Per Share Operating Performance:
Net asset value, beginning of period	$6.20	$17.10	$66.45	$69.75	$71.85	$71.65 [2]

Net investment income	0.34	1.40	6.50	8.30	9.50	2.85
Net realized and unrealized gain (loss) on investment transactions	1.08	(10.05)	(48.65)	(2.80)	(1.10)	(0.15)

Net increase (decrease) in net asset value resulting from operations	1.42	(8.65)	(42.15)	5.50	8.40	2.70

Dividends from net investment income	(0.44)	(1.20)	(6.55)	(8.50)	(9.30)	(2.40)
Distributions from net realized gains	—	—	—	—	(1.20)	—
Return of capital distributions	—	(1.05)	(0.65)	(0.30)	—	—

Total dividends and distributions paid	(0.44)	(2.25)	(7.20)	(8.80)	(10.50)	(2.40)

Offering costs charged to additional paid-in capital	—	—	—	—	—	(0.10)

Net asset value, end of period	$7.18	$6.20	$17.10	$66.45	$69.75	$71.85

Market price, end of period	$6.35	$5.00	$16.70	$76.50	$84.00	$77.95

Total Investment Return†	36.18%[4]	(61.80)%	(73.61)%	1.53%	23.28%	7.30%[4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$46,909	$40,676	$110,614	$416,999	$417,229	$403,663
Gross operating expenses	1.98%[3]	2.35%	3.66%	3.23%	2.62%	0.94%[3]
Interest expense	0.58%[3]	0.03%	N/A [5]	N/A [5]	N/A [5]	N/A [5]
Total expenses	2.56%[3]	2.38%	3.66%	3.23%	2.62%	0.94%[3]
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.30%[3]	1.19%	3.49%	3.23%	2.62%	0.94%[3]
Net investment income	10.15%[3]	15.24%	16.56%	12.14%	13.45%	10.52%[3]
Net investment income, excluding the effect of fee waivers and reimbursement	9.47%[3]	14.51%	16.39%	12.14%	13.45%	10.52%[3]
Portfolio turnover rate	18%[4]	87%	76%	94%	104%	57%[4]

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	From the commencement of investment operations on November 8, 2004.
[2]	Net of sales load of $3.375 on initial shares issued.
[3]	Annualized.
[4]	Not Annualized.
[5]	Not available. During this period, interest expense was not reported separately from operating expenses.
[6]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Periods Ended March 31,	2009	2008	2007	2006	2005
Net Asset Value (prior to reverse stock split)	$1.24	$3.42	$13.29	$13.95	$14.37
Market Price (prior to reverse stock split)	$1.00	$3.34	$15.30	$16.80	$15.59

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2009 (Unaudited)	For the Fiscal Year Ended March 31,
		2009[2]	2008[2]	2007[2]	2006[2]	2005[2]
Per Share Operating Performance:
Net asset value, beginning of period	$6.25	$17.25	$65.90	$69.25	$75.15	$76.60

Net investment income	0.34	1.55	6.25	8.80	9.90	10.75
Net realized and unrealized gain (loss) on investment transactions	1.10	(10.30)	(47.70)	(3.35)	(2.90)	1.20

Net increase (decrease) in net asset value resulting from operations	1.44	(8.75)	(41.45)	5.45	7.00	11.95

Dividends from net investment income	(0.44)	(1.40)	(6.30)	(8.65)	(9.50)	(10.35)
Distributions from net realized gains	—	—	—	—	(3.40)	(3.05)
Return of capital distributions	—	(0.85)	(0.90)	(0.15)	—	—

Total dividends and distributions paid	(0.44)	(2.25)	(7.20)	(8.80)	(12.90)	(13.40)

Net asset value, end of period	$7.25	$6.25	$17.25	$65.90	$69.25	$75.15

Market price, end of period	$6.49	$4.95	$17.55	$76.00	$87.55	$82.50

Total Investment Return†	40.49%[4]	(64.25)%	(72.40)%	(3.26)%	24.15%	16.49%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$35,077	$30,190	$82,409	$303,259	$306,699	$313,731
Gross operating expenses	2.20%[3]	2.19%	3.73%	3.47%	2.92%	2.12%
Interest expense	0.56%[3]	0.04%	N/A [1]	N/A [1]	N/A [1]	N/A [1]
Total expenses	2.76%[3]	2.23%	3.73%	3.47%	2.92%	2.12%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.30%[3]	1.18%	3.56%	3.47%	2.92%	2.12%
Net investment income	9.88%[3]	16.83%	15.89%	12.89%	13.66%	14.08%
Net investment income, excluding the effect of waivers and reimbursement	8.98%[3]	15.89%	15.72%	12.89%	13.66%	14.08%
Portfolio turnover rate	19%[4]	87%	74%	100%	97%	73%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.
[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Period Ended March 31,	2009	2008	2007	2006	2005
Net Asset Value (prior to reverse stock split)	$1.25	$3.45	$13.18	$13.85	$15.03
Market Price (prior to reverse stock split)	$0.99	$3.51	$15.20	$17.51	$16.50

[3]	Annualized.
[4]	Not Annualized.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2009 (Unaudited)				For the Period Ended March 31, 2006[1,6]
		For the Fiscal Year Ended March 31,
		2009[6]	2008[6]	2007[6]
Per Share Operating Performance:
Net asset value, beginning of period	$4.40	$15.05	$70.50	$72.70	$71.65 [2]

Net investment income	0.24	1.20	6.70	9.05	1.05
Net realized and unrealized gain (loss) on investment transactions	0.76	(9.55)	(53.15)	(1.80)	0.70

Net increase (decrease) in net asset value resulting from operations	1.00	(8.35)	(46.45)	7.25	1.75

Dividends from net investment income	(0.29)	(1.20)	(7.75)	(8.30)	(0.60)
Distributions from net realized gains	—	—	(0.35)	(1.15)	—
Return of capital distributions	—	(1.10)	(0.90)	—	—

Total dividends and distributions paid	(0.29)	(2.30)	(9.00)	(9.45)	(0.60)

Offering costs charged to additional paid-in capital	—	—	—	—	(0.10)

Net asset value, end of period	$5.11	$4.40	$15.05	$70.50	$72.70

Market price, end of period	$4.46	$3.55	$16.65	$78.55	$79.90

Total Investment Return†	34.11%[4]	(72.05)%	(72.67)%	10.96%	7.38%[4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$38,800	$33,460	$109,633	$468,879	$453,523
Gross operating expenses	2.23%[3]	2.54%	3.71%	2.83%	0.71%[3]
Interest expense	0.58%[3]	0.06%	N/A [5]	N/A [5]	N/A [5]
Total expenses	2.81%[3]	2.60%	3.71%	2.83%	0.71%[3]
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.30%[3]	1.18%	3.55%	2.83%	0.71%[3]
Net investment income	9.97%[3]	16.18%	16.03%	12.46%	6.72%[3]
Net investment income, excluding the effect of fee waivers and reimbursement	9.04%[3]	15.31%	15.87%	12.46%	6.72%[3]
Portfolio turnover rate	22%[4]	74%	68%	85%	131%[4]

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	From the commencement of investment operations on January 19, 2006.
[2]	Net of sales load of $3.375 on initial shares issued.
[3]	Annualized.
[4]	Not Annualized.
[5]	Not available. During this period, interest expense was not reported separately from operating expenses.
[6]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Periods Ended March 31,	2009	2008	2007	2006
Net Asset Value (prior to reverse stock split)	$0.88	$3.01	$14.10	$14.54
Market Price (prior to reverse stock split)	$0.71	$3.33	$15.71	$15.98

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2009 (Unaudited)	For the Fiscal Year Ended March 31,
		2009[2]	2008[2]	2007[2]	2006[2]	2005[2]
Per Share Operating Performance:
Net asset value, beginning of period	$5.05	$15.85	$64.45	$67.70	$71.15	$71.55

Net investment income	0.26	1.80	6.35	8.15	8.90	8.80
Net realized and unrealized gain (loss) on investment transactions	0.77	(10.20)	(47.75)	(2.60)	(1.00)	(0.80)

Net increase (decrease) in net asset value resulting from operations	1.03	(8.40)	(41.40)	5.55	7.90	8.00

Dividends from net investment income	(0.42)	(1.70)	(6.40)	(8.55)	(9.45)	(8.40)
Distributions from net realized gains	—	—	—	—	(1.90)	—
Return of capital distributions	—	(0.70)	(0.80)	(0.25)	—	—

Total dividends and distributions paid	(0.42)	(2.40)	(7.20)	(8.80)	(11.35)	(8.40)

Net asset value, end of period	$5.66	$5.05	$15.85	$64.45	$67.70	$71.15

Market price, end of period	$4.96	$4.10	$15.90	$74.05	$83.50	$78.70

Total Investment Return†	31.20%[4]	(65.85)%	(74.01)%	(1.09)%	22.60%	9.68%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$33,537	$29,816	$91,481	$359,230	$362,768	$359,781
Gross operating expenses	2.33%[3]	2.20%	3.86%	3.50%	2.94%	1.70%
Interest expense	0.56%[3]	0.21%	N/A [1]	N/A [1]	N/A [1]	N/A [1]
Total expenses	2.89%[3]	2.41%	3.86%	3.50%	2.94%	1.70%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.30%[3]	1.25%	3.69%	3.50%	2.94%	1.70%
Net investment income	9.41%[3]	22.51%	16.64%	12.17%	12.80%	12.47%
Net investment income, excluding the effect of fee waivers and reimbursement	8.39%[3]	21.61%	16.47%	12.17%	12.80%	12.47%
Portfolio turnover rate	18%[4]	70%	73%	106%	101%	69%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.
[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Period Ended March 31,	2009	2008	2007	2006	2005
Net Asset Value (prior to reverse stock split)	$1.01	$3.17	$12.89	$13.54	$14.23
Market Price (prior to reverse stock split)	$0.82	$3.18	$14.81	$16.70	$15.74

[3]	Annualized.
[4]	Not Annualized.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

1. Organization

Helios Advantage Income Fund, Inc. (formerly RMK Advantage Income Fund, Inc.), Helios High Income Fund, Inc. (formerly RMK High Income Fund, Inc.), Helios Multi-Sector High Income Fund, Inc. (formerly RMK Multi-Sector High Income Fund, Inc.) and Helios Strategic Income Fund, Inc. (formerly RMK Strategic Income Fund, Inc.) (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Effective July 29, 2008, Brookfield Investment Management Inc. (the “Advisor”) (formerly Hyperion Brookfield Asset Management, Inc.), a wholly-owned subsidiary of Brookfield Asset Management Inc. and a registered investment advisor, became investment advisor to the Funds. Prior to July 29, 2008, Morgan Asset Management, Inc. served as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate:

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

(1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Funds’ investments carried at fair value:

Helios Advantage Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$2,372,010	$—	$2,372,010
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	3,696,828	43,376,841	—	1,551,871	48,625,540
Level 3 — Significant Unobservable Inputs	—	11,316,698	—	—	11,316,698

Total	$3,696,828	$54,693,539	$2,372,010	$1,551,871	$62,314,248

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

Helios High Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$1,582,054	$—	$1,582,054
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,772,090	32,314,376	—	1,168,807	35,255,273
Level 3 — Significant Unobservable Inputs	—	9,245,372	—	—	9,245,372

Total	$1,772,090	$41,559,748	$1,582,054	$1,168,807	$46,082,699

Helios Multi-Sector High Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$1,971,822	$—	$1,971,822
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,710,453	35,418,317	—	1,534,876	39,663,646
Level 3 — Significant Unobservable Inputs	—	9,570,625	—	—	9,570,625

Total	$2,710,453	$44,988,942	$1,971,822	$1,534,876	$51,206,093

Helios Strategic Income Fund, Inc.
Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$—	$2,070,810	$—	$2,070,810
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	11,061,733	23,751,755	—	676,286	35,489,774
Level 3 — Significant Unobservable Inputs	—	5,976,842	—	—	5,976,842

Total	$11,061,733	$29,728,597	$2,070,810	$676,286	$43,537,426

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Advantage Income Fund, Inc.
Investments in Securities	Asset- Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,533,000	$50,462	$12,162,356	$164,002	$13,909,820
Accrued Discounts	477	—	90,819	—	91,296
Realized Loss	(11,071,713)	(1,610,899)	(971,625)	(3,045,727)	(16,699,964)
Change in Unrealized Appreciation (Depreciation)	10,909,636	1,569,129	2,562,203	2,958,849	17,999,817
Net Purchases (Sales)	(1,371,400)	(8,692)	5,434,195	(77,124)	3,976,979
Net transfers in/out to Level 3	—	—	(7,961,250)	—	(7,961,250)

Balance as of September 30, 2009	$—	$—	$11,316,698	$—	$11,316,698

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$1,212,136	$—	$1,212,136

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

Helios High Income Fund, Inc.
Investments in Securities	Asset- Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,126,000	$168,612	$8,914,945	$125,412	$10,334,969
Accrued Discounts	288	—	63,902	—	64,190
Realized Loss	(6,779,753)	(2,445,454)	(909,865)	(1,971,012)	(12,106,084)
Change in Unrealized Appreciation (Depreciation)	6,670,440	2,340,908	2,629,026	1,903,066	13,543,440
Net Purchases (Sales)	(1,016,975)	(64,066)	4,287,364	(57,466)	3,148,857
Net transfers in/out to Level 3	—	—	(5,740,000)	—	(5,740,000)

Balance as of September 30, 2009	$—	$—	$9,245,372	$—	$9,245,372

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$1,373,990	$—	$1,373,990

Helios Multi-Sector High Income Fund, Inc.
Investments in Securities	Asset- Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,223,000	$100,924	$9,031,696	$173,649	$10,529,269
Accrued Discounts	432	—	70,649	—	71,081
Realized Loss	(11,851,140)	(1,454,324)	(1,030,066)	(3,601,777)	(17,937,307)
Change in Unrealized Appreciation (Depreciation)	11,695,458	1,370,275	2,464,568	3,511,658	19,041,959
Net Purchases (Sales)	(1,067,750)	(16,875)	4,922,528	(83,530)	3,754,373
Net transfers in/out to Level 3	—	—	(5,888,750)	—	(5,888,750)

Balance as of September 30, 2009	$—	$—	$9,570,625	$—	$9,570,625

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$1,097,623	$—	$1,097,623

Helios Strategic Income Fund, Inc.
Investments in Securities	Asset-Backed Securities	Mortgage- Backed Securities	High Yield Corporate Bonds	Common Stocks	Total
Balance as of March 31, 2009	$1,480,621	$50,462	$8,212,166	$139,883	$9,883,132
Accrued Discounts	288	—	58,465	—	58,753
Realized Loss	(9,914,195)	(1,686,704)	(909,866)	(2,314,940)	(14,825,705)
Change in Unrealized Appreciation (Depreciation)	9,587,286	1,644,955	2,128,414	2,239,501	15,600,156
Net Purchases (Sales)	(1,154,000)	(8,713)	1,754,538	(64,444)	527,381
Net transfers in/out to Level 3	—	—	(5,266,875)	—	(5,266,875)

Balance as of September 30, 2009	$—	$—	$5,976,842	$—	$5,976,842

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$875,049	$—	$875,049

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to qualify and meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of September 30, 2009, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2009, open taxable years consisted of the taxable years ended March 31, 2006 through March 31, 2009. No examination of any of the Funds’ tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividend and Other Distributions to Stockholders: Distributions from net investment income (including net short term capital gains), if any, are declared and paid monthly to stockholders. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and other distributions to stockholders are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV. Management has determined that a return of capital for each Fund is possible.

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Funds, timing differences, and differing characterization of distributions made by each Fund.

Restricted Securities: The Funds own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

At September 30, 2009:

Fund	Restricted Securities Aggregated Value	Restricted Securities Percentage of Net Assets
Helios Advantage Income Fund, Inc.	$8,202,083	17.49%
Helios High Income Fund, Inc.	6,621,343	18.88
Helios Multi-Sector High Income Fund, Inc.	6,562,468	16.91
Helios Strategic Income Fund, Inc.	7,162,200	21.36

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

Repurchase Agreements: Each Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon future date. The Funds, through their custodian, receive delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Funds had no repurchase agreements outstanding as of September 30, 2009.

Options Writing: When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option in excess of the amounts recorded in the Statements of Assets and Liabilities. The Funds had no transactions in written options during the period ended September 30, 2009.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Funds have sold the remainder of their asset-backed securities during the period ended September 30, 2009.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities generally are less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each of the Funds have entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. Each Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Each of the Funds have entered into separate expense limitation agreements (the “Expense Limitation Agreements”) under which the Advisor has contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) do not exceed 1.30% of average annual net assets of each Fund. Each contractual waiver will remain in effect until July 28, 2010. In addition, thereafter, the contractual waivers shall continue indefinitely, unless sooner terminated by the Board of Directors of a Fund, or the Advisor, upon sixty (60) days written notice to the other party. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	March 31, 2012	March 31, 2013
Helios Advantage Income Fund, Inc.	$314,001	$147,980
Helios High Income Fund, Inc.	283,797	147,716
Helios Multi-Sector High Income Fund, Inc.	337,309	167,852
Helios Strategic Income Fund, Inc.	304,331	161,551

During the six months ended September 30, 2009, the Advisor earned the following in investment advisory fees under the Advisory Agreements. Further, under the Expense Limitation Agreements, the Advisor was required to waive its investment advisory fees and/or reimburse the following costs to the Funds:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$142,307	$(147,980)
Helios High Income Fund, Inc.	106,347	(147,716)
Helios Multi-Sector High Income Fund, Inc.	117,451	(167,852)
Helios Strategic Income Fund, Inc.	102,154	(161,551)

	$468,259	$(625,099)

The Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator, except for N-Q filing fees.

During the six months ended September 30, 2009, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$32,840
Helios High Income Fund, Inc.	24,542
Helios Multi-Sector High Income Fund, Inc.	27,104
Helios Strategic Income Fund, Inc.	23,574

$108,060

The Administration fees shown in the Statement of Operations includes expenses incurred and paid to the Sub-Administrator for the N-Q filing, which amounted to $4,012 for each of the Funds.

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended September 30, 2009 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$24,931,549	$9,833,800
Helios High Income Fund, Inc.	18,559,814	7,687,179
Helios Multi-Sector High Income Fund, Inc.	21,971,682	9,616,414
Helios Strategic Income Fund, Inc.	19,059,780	7,017,090

For the six months ended September 30, 2009 there were no transactions in U.S. Government securities.

6. Borrowings

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Funds sell securities and agree to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by each Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Funds may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce the Funds’ obligation to repurchase the securities, and the Funds’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreements are less than the value of the securities subject to such agreements.

At September 30, 2009, Helios Advantage Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$628,875	JP Morgan Chase, 1.49%, dated 09/17/09, maturity date 10/20/09	$629,736
6,361,813	JP Morgan Chase, 1.74%, dated 09/17/09, maturity date 10/20/09	6,371,982
418,000	JP Morgan Chase, 1.49%, dated 09/18/09, maturity date 10/21/09	418,572
1,322,375	JP Morgan Chase, 1.74%, dated 09/18/09, maturity date 10/21/09	1,324,488
8,078,556	JP Morgan Chase, 1.75%, dated 09/24/09, maturity date 10/26/09	8,091,095

$16,809,619	Maturity Amount, Including Interest Payable	$16,835,873

	Market Value of Assets Sold Under Agreements	$24,853,192

	Weighted Average Interest Rate	1.73%

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

At September 30, 2009, Helios High Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$2,113,875	JP Morgan Chase, 1.74%, dated 09/17/09, maturity date 10/20/09	$2,117,254
740,625	JP Morgan Chase, 1.49%, dated 09/18/09, maturity date 10/21/09	741,639
3,120,788	JP Morgan Chase, 1.74%, dated 09/18/09, maturity date 10/21/09	3,125,775
5,867,185	JP Morgan Chase, 1.75%, dated 09/24/09, maturity date 10/26/09	5,876,294

$11,842,473	Maturity Amount, Including Interest Payable	$11,860,962

	Market Value of Assets Sold Under Agreements	$17,577,192

	Weighted Average Interest Rate	1.73%

At September 30, 2009, Helios Multi-Sector High Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$174,688	JP Morgan Chase, 1.49%, dated 09/17/09, maturity date 10/20/09	$174,927
3,366,312	JP Morgan Chase, 1.74%, dated 09/17/09, maturity date 10/20/09	3,371,694
418,000	JP Morgan Chase, 1.49%, dated 09/18/09, maturity date 10/21/09	418,572
2,711,813	JP Morgan Chase, 1.74%, dated 09/18/09, maturity date 10/21/09	2,716,146
6,633,652	JP Morgan Chase, 1.75%, dated 09/24/09, maturity date 10/26/09	6,643,949

$13,304,465	Maturity Amount, Including Interest Payable	$13,325,288

	Market Value of Assets Sold Under Agreements	$19,203,405

	Weighted Average Interest Rate	1.73%

At September 30, 2009, Helios Strategic Income Fund, Inc. had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$387,900	JP Morgan Chase, 1.49%, dated 09/17/09, maturity date 10/20/09	$388,431
2,502,938	JP Morgan Chase, 1.74%, dated 09/17/09, maturity date 10/20/09	2,506,938
5,472,468	JP Morgan Chase, 1.49%, dated 09/18/09, maturity date 10/21/09	5,479,962
2,619,375	JP Morgan Chase, 1.75%, dated 09/24/09, maturity date 10/26/09	2,623,442

$10,982,681	Maturity Amount, Including Interest Payable	$10,998,773

	Market Value of Assets Sold Under Agreements	$15,065,528

	Weighted Average Interest Rate	1.61%

The average daily balances of reverse repurchase agreements outstanding during the six months ended September 30, 2009, was approximately $12,162,232, $8,627,508, $9,827,746 and $8,677,531 at a weighted average interest rate of 2.05%, 2.09%, 2.09% and 2.01% for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

The maximum amount of reverse repurchase agreements outstanding at any time during the six month period ended September 30, 2009, was $16,818,100, $11,848,263, $13,311,035 and $10,988,445, which was 25.63%, 24.50%, 24.84% and 24.62% of total assets for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

7. Reverse Stock Split

Effective September 1, 2009, each Fund effected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid for the fiscal year ended March 31, 2009 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$7,792,400	$6,693,644	$8,774,368	$9,717,511
Return of capital	6,704,405	4,014,614	8,287,794	4,160,354

Total distributions	$14,496,805	$10,708,258	$17,062,162	$13,877,865

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2009, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Capital loss carryforward(1)	$(239,347,708)	$(177,929,909)	$(273,546,362)	$(218,301,229)
Post-October losses(2)	(155,615,172)	(115,628,866)	(166,335,879)	(136,882,167)
Unrealized depreciation	(20,643,760)	(14,787,701)	(20,673,856)	(18,022,425)

	$(415,606,640)	$(308,346,476)	$(460,556,097)	$(373,205,821)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
(2)

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. Capital losses can be carried forward for a period of eight years.

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

As of March 31, 2009, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017
Helios Advantage Income Fund, Inc.	$—	$—	$63,416,568	$175,931,140
Helios High Income Fund, Inc.	—	—	47,702,451	130,227,458
Helios Multi-Sector High Income Fund, Inc.	—	—	67,821,037	205,725,325
Helios Strategic Income Fund, Inc.	5,339,876	193,592	59,889,208	152,878,553

Because federal income tax regulations differ in certain respects from generally accepted accounting principles, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at September 30, 2009 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$59,621,326	$4,263,861	$(1,570,939)	$2,692,922
Helios High Income Fund, Inc.	43,334,836	2,995,505	(247,642)	2,747,863
Helios Multi-Sector High Income Fund, Inc.	48,453,868	3,616,268	(864,043)	2,752,225
Helios Strategic Income Fund, Inc.	42,140,787	2,835,605	(1,438,966)	1,396,639

Capital Account Reclassifications: At March 31, 2009, each Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of the reclassification of net gains on security paydowns and partnership income in order to account for permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

Fund	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-In Capital
Helios Advantage Income Fund, Inc.	$(1,210,791)	$940,464	$270,327
Helios High Income Fund, Inc.	(663,653)	248,723	414,930
Helios Multi-Sector High Income Fund, Inc.	(898,477)	898,477	—
Helios Strategic Income Fund, Inc.	(917,940)	577,556	340,384

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In April 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for an

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

asset or liability. This guidance also provides additional insight on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. This guidance is effective for fiscal periods and interim periods ending after June 15, 2009. All changes to the Funds’ accounting policies have been made in accordance with this guidance and incorporated for the current year as part of the notes to the financial statements. In June 2009, an accounting standards codification (“Codification”) was established as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. As of the effective date, the Codification has superseded all then-existing non-SEC accounting and reporting standards. Concurrently, all nongrandfathered, non-SEC accounting literature not included in the Codification has been deemed nonauthoritative. This Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in an amount to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the derivative action discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleges, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint seeks damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceeding is at a preliminary stage and motions to dismiss the complaint have been filed by the respective defendants. The Board of the Fund is currently undertaking an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund has moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation.

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2009

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

13. Subsequent Events

The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.06	October 14, 2009	October 29, 2009
Helios High Income Fund, Inc.	$0.06	October 14, 2009	October 29, 2009
Helios Multi-Sector High Income Fund, Inc.	$0.04	October 14, 2009	October 29, 2009
Helios Strategic Income Fund, Inc.	$0.04	October 14, 2009	October 29, 2009

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.06	November 18, 2009	November 25, 2009
Helios High Income Fund, Inc.	$0.06	November 18, 2009	November 25, 2009
Helios Multi-Sector High Income Fund, Inc.	$0.04	November 18, 2009	November 25, 2009
Helios Strategic Income Fund, Inc.	$0.04	November 18, 2009	November 25, 2009

Management has evaluated subsequent events in the preparation of the Fund’s financial statements through November 30, 2009, which is the date the financial statements will be issued.

Brookfield Investment Management Inc.

HELIOS FUNDS

Compliance Certifications (Unaudited)

September 30, 2009

On August 3, 2009, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

2009 Semi-Annual Report

HELIOS FUNDS

Proxy Results (Unaudited)

September 30, 2009

During the six months ended September 30, 2009, the stockholders of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. voted on the following proposals at a stockholder meeting on July 28, 2009. The description of the proposal and number of shares voted are as follows:

Helios Advantage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Robert F. Birch	29,275,721	802,750	429,847
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	29,392,360	702,672	413,283

Helios High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Robert F. Birch	21,796,483	568,985	252,855
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	21,745,889	625,659	246,775

Helios Multi-Sector High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Robert F. Birch	34,086,513	895,257	179,541
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	34,131,238	857,397	172,676

Helios Strategic Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Robert F. Birch	26,312,754	496,898	449,801
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	26,377,087	453,944	428,422

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 73	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	12

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 62	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	12

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 66	Director and Chairman of the Board, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected since July 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	12

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 53	Director Elected since September 2009	President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present). State of Indiana Director of Public Finance (1993-2003). Director/Trustee of several investment companies advised by the Advisor (August 2009-Present).	5

2009 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 63	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	12

Interested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

John J. Feeney, Jr.* † c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	Director Elected since April 2009.	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; Director/Trustee (May 2009-Present), President (2008-Present) or Vice President (2007-Present) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	12

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.
†	Clifford E. Lai served as the Funds’ Director until April 2009.

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 50	President	Elected Annually Since July 2008	Please see “Information Concerning Directors and Officers”

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 44	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 53	Treasurer[1]	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 40	Secretary[2]	Elected Annually Since March 2009	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)[3]	Elected Annually Since May 2009	Director and CCO of the Advisor (May 2009-Present); CCO of several investment companies advised by the Advisor (May 2009-Present); Vice President, Oppenheimer Funds (2004-May 2009); Compliance Attorney, Goldman, Sachs & Co. (2003-2004).

2009 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 31	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary of several investment companies advised by the Advisor (September 2009-Present); Interim CCO of several investment companies advised by the Advisor (March-May 2009); Assistant Vice President (2009-Present) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007); Analyst, Goldman, Sachs & Co. (2000-2004).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.
[1]	Thomas F. Doodian served as the Funds’ Treasurer until April 2009.
[2]	Josielyne K. Pacifico served as the Funds’ Secretary until March 2009.
[3]	Josielyne K. Pacifico served as the Funds’ CCO until March 2009 and Lily Tjioe served as the Funds’ interim CCO between March 2009 and May 2009.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

2009 Semi-Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

None

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS STRATEGIC INCOME FUND, INC.

By:	/s/ JOHN J. FEENEY, JR.
John J. Feeney, Jr.
President

Date: December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ JOHN J. FEENEY, JR.
John J. Feeney, Jr.
President

Date: December 2, 2009

By:	/s/ STEVEN M. PIRES
Steven M. Pires
Treasurer

Date: December 2, 2009